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                                                                    Exhibit 10.6



                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT ("Agreement") is made and entered into this 29th day of July, 1997, by and between WESTMINSTER CAPITAL, INC., A DELAWARE CORPORATION ("Secured Party"), and UNITED LEISURE CORPORATION, A DELAWARE CORPORATION ("Debtor").

                                    RECITALS

                  A. On or about July 29, 1997, Debtor executed a certain Secured Convertible Promissory Note (the "Note") in the stated principal amount of One Million Nine Hundred Thousand Dollars ($1,900,000) in favor of Secured Party. The indebtedness of Debtor to Secured Party under the Note is hereinafter referred to as the "Indebtedness".

                  B. It is the purpose and intent of the parties hereto to secure the payment by Debtor to Secured Party of the Indebtedness by a pledge of certain collateral, according to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions set forth herein, the parties agree as follows:

                  1. Debtor hereby grants to Secured Party a security interest in and to 408,333 shares of the common stock of Grand Havana Enterprises, Inc. ("GHE"), a Delaware corporation, which are presently registered in the name of Debtor, evidenced by share certificate numbers UR1300 and UR1301 ("Collateral") and does


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hereby deliver to and deposit the Collateral with Bruce R. Greene, as pledgeholder ("Pledgeholder"), together with a duly executed stock power and a voting proxy.

                  During the term hereof, and subject to the provisions of this Agreement, Pledgeholder shall hold and retain the Collateral in trust, for the purpose of perfecting the security interest herein granted to Secured Party, and for the purpose of carrying out the provisions of this Agreement.

                  2. The Collateral shall secure the payment of the Indebtedness.

                  3. Debtor warrants that Debtor is the sole lawful owner of the Collateral and that there is no lien or charge against, or encumbrance or security interest in, or adverse claim to, the Collateral, or any portion thereof, other than the security interest created pursuant to this Agreement. So long as there is any Indebtedness whatsoever owing to Secured Party, Debtor agrees to keep the Collateral free and clear of any and all liens, encumbrances, security interests (other than the security interest of Secured Party), adverse claims or interests.

                  4. As long as Debtor is not in default hereunder, any and all cash dividends or other property (but not stock dividends) which may be received by Pledgeholder during the term of this Agreement which derives form the Collateral shall be remitted to Debtor, and Debtor shall retain all voting rights associated with the Collateral. Any such cash dividends or other property so



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received by Pledgeholder after the occurrence of a default hereunder shall be held by Pledgeholder as additional Collateral, and after the occurrence of such default Secured Party shall have all voting rights associated with the Collateral.

                  5. Debtor shall be in default under this Agreement upon the happening of any of the following events:

                     (a) Debtor fails to pay any portion of the Indebtedness when due, or commits a default or Event of Default under the Note or any of the "Loan Documents" described in the Note, subject to any applicable notice and/or "grace" periods;

                     (b) Debtor fails to perform any other agreement or covenant under this Agreement within any applicable notice and/or "grace" periods specified therein, provided that if no notice or grace period is therein specified, Debtor shall have ten (10) days after notice thereof has been given within which to cure any such default;

                     (c) All or any portion of the Collateral is seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty (30) days thereafter;

                     (d) Debtor executes a general assignment for the benefit of its creditors, ceases to conduct its business in the ordinary course as it is now conducted, convenes any meeting of its creditors, becomes insolvent, admits in writing its insolvency or



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inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due;

                     (e) A receiver, trustee, custodian or agent is appointed to take possession of all or any portion of the Collateral or all or any substantial portion of Debtor's assets;

                     (f) Any case or proceeding is voluntarily commenced by Debtor under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against Debtor and not dismissed within thirty (30) days thereafter;

                     (g) Debtor sells all or substantially all of its assets;

                     (h) Any representation made by Debtor in this Agreement, or in any of the other Loan Documents, shall have been untrue or incorrect in any material respect when made.

                  Upon such default, Secured Party may, at its option, declare all Indebtedness to be immediately due and payable. Additionally, Secured Party shall have the rights and remedies set forth in Paragraph 6 below.

                  6. Should Debtor default under this Agreement, Secured Party shall have all the rights and remedies afforded a secured party under Division 9 of the Uniform Commercial Code of California and may, in connection therewith, also:



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                           (a) Take possession of the Collateral without
judicial process, provided that this can be done without breach of the peace, or by legal action; or

                           (b) Require Debtor to assemble the Collateral and
make its possession available to Secured Party at a place designated by Secured Party that is reasonably convenient to both Debtor and Secured Party; or

                           (c) Sell, lease or otherwise dispose of any or all of
the Collateral in its then condition or following any commercially reasonably preparation or processing in the manner set forth in Section 9504 of the Uniform Commercial Code of California, or any applicable successor statute; or

                           (d) Propose to accept the Collateral after giving
notice of such proposal to Debtor and to any other person with a security interest in the Collateral in accordance with Section 9505(2) of the Uniform Commercial Code of California, or any applicable successor statute. Such acceptance shall discharge the obligation of Debtor and the Corporation with respect to the Indebtedness, provided that neither Debtor nor any other person with a security interest in the Collateral objects in writing to such proposal within twenty-one (21) days after receipt of such notice.

                  The proceeds of any sale, lease or other disposition of the Collateral shall be applied in the manner and priority set



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forth in Section 9504 of the Uniform Commercial Code of California, or any
applicable successor statute.

                  7. In the event that legal action is instituted by either party to enforce its rights under this Agreement or any obligation secured hereby, the prevailing party in such action shall be entitled to recover from the losing party its reasonable attorneys' fees as determined by the Court.

                  8. Debtor waives any right to require the Secured Party to:

                     (a) Proceed against any person;

                     (b) Proceed against or exhaust any Collateral; or

                     (c) Pursue any other remedy in Secured Party's power.

                  Debtor further authorizes the Secured Party, without notice or demand and without affecting its liability hereunder or on the Indebtedness, from time to time to:

                     (d) Amend or modify the terms of the Note, including, but not limited to, any such amendment or modification which affects the Indebtedness.

                     (e) Take and hold security, other than the Collateral herein described, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive, and release the Collateral herein described or any part thereof or any such other security.



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                     (f) Apply such Collateral or other security and direct the order or manner or sale thereof as Secured Party in its discretion may determine.

                  9. In the event that any additional shares of capital stock of GHE are issued to or acquired by Debtor deriving from the Collateral (such as stock dividends or stock splits) during the term of this Agreement, such additional shares shall be considered additional Collateral subject to this Agreement, and Debtor shall immediately deliver such additional shares of capital stock and duly executed stock powers to Pledgeholder.

                  10. Neither the acceptance of any partial or delinquent payment by Secured Party nor Secured Party's failure to exercise any of his rights or remedies on default by Debtor shall be a waiver of the default, a modification of this Agreement or Debtor's obligations under this Agreement, or a waiver of any subsequent default by Debtor.

                  11. All notices required or permitted to be given pursuant to this Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below their signatures hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either (a) receipt of the



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facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission, or (b) the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party, without interruption, and a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that such notices are sent during regular business hours, otherwise on the next business day.

                  12. Time is hereby expressly declared to be of the essence of this Agreement.

                  13. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors, and assigns of each of the parties hereto. Nothing contained in this paragraph, however, shall be deemed a consent to the sale, assignment, or transfer of the Collateral by Debtor.



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                  14. This Agreement is made and entered into and shall be
interpreted in accordance with the laws of the State of California. Any action concerning this Agreement shall be commenced in a court of competent jurisdiction in the County of Los Angeles, State of California.

                  15. Upon payment in full of the Indebtedness, this Agreement shall terminate and be of no further force or effect. Upon receipt of satisfactory proof from both parties in writing that the Indebtedness has been paid in full, Pledgeholder shall immediately deliver to Debtor the Collateral and the stock powers.

                  16. Pledgeholder shall not be responsible for any damage or loss to the Collateral, or any part thereof, arising from act of God, flood, fire, or any other cause beyond the reasonable control of Pledgeholder.

                  17. Pledgeholder shall not be liable to either party or to anyone else for actions taken (or omissions to act) which are within the scope of the authority of Pledgeholder under this Agreement, provided that such actions (or omissions to act) do not constitute bad faith, gross negligence or wilful misconduct.

                  18. Pledgeholder shall not be responsible in any manner whatsoever for any failure or inability of any of the parties hereto, or of anyone else, to perform or comply with the provisions of this Agreement, nor for the genuineness or accuracy of any notice received by Pledgeholder from any of the parties hereto.



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                  19. In the event Pledgeholder resigns or ceases to act in such capacity for any reason, then Debtor and Secured Party shall jointly appoint a successor Pledgeholder. In the event that the parties fail to jointly appoint a successor Pledgeholder within fifteen (15) days after Pledgeholder gives notice of his intention to resign, then the resigning Pledgeholder shall have the right to appoint a successor Pledgeholder, provided that such successor Pledgeholder is not related by blood or marriage to Debtor or Secured Party and has no business or social affiliation with either Debtor or Secured Party.

                  20. Pledgeholder shall receive no compensation for his services hereunder. Any costs expended by Pledgeholder shall be paid by the party at whose request such costs were incurred. Any costs expended by Pledgeholder pursuant to this Agreement which are not at the request of either party (including the costs of filing an interpleader action) shall be paid equally by the parties, except as otherwise provided herein.

                  21. The parties, jointly and severally, agree to indemnify, defend and hold Pledgeholder free and harmless from any and all costs, expenses or liabilities incurred in connection with the performance of Pledgeholder's duties hereunder, except for acts of bad faith, willful misconduct or gross negligence.

                  22. Upon the request of Secured Party, from time to time, Debtor agrees to execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such additional



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instruments, and agrees to perform any and all acts reasonably required to carry into effect the provisions and intent of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

"DEBTOR"                                 "SECURED PARTY"

UNITED LEISURE CORPORATION, A            WESTMINSTER CAPITAL, INC., A
DELAWARE CORPORATION                     DELAWARE CORPORATION



BY  /s/ HARRY SHUSTER                    BY  /s/ WILLIAM BELZBERG
   -------------------------------          ------------------------------------
        HARRY SHUSTER, PRESIDENT                 WILLIAM BELZBERG, PRESIDENT

ADDRESS:                                 ADDRESS:

1990 WESTWOOD BOULEVARD,                 9665 WILSHIRE BOULEVARD,
PENTHOUSE                                MEZZANINE SUITE
LOS ANGELES, CA 90025                    BEVERLY HILLS, CA 90212

FAX NO.:  (310) 474-7475                 FAX NO.:  (310) 271-6274


                  The undersigned has executed this Agreement to confirm his agreement to comply with all terms and conditions hereof as Pledgeholder.



                                         "PLEDGEHOLDER"



                                         /s/ BRUCE GREENE
                                         ---------------------------------------
                                             BRUCE R. GREENE

                                         ADDRESS:

                                         C/O RICHMAN, LAWRENCE, MANN,
                                         GREENE, CHIZEVER, FRIEDMAN &
                                         PHILLIPS
                                         9601 WILSHIRE BOULEVARD,
                                         PENTHOUSE
                                         BEVERLY HILLS, CA 90210

                                         FAX NO.: (310) 274-2831




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